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                                                                       EXHIBIT 4

TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY


NUMBER                          (R)CARSON                          SHARES

C

COMMON STOCK               C A R S O N, I N C.               CUSIP 145845 10 3
THIS CERTIFICATE IS
TRANSFERABLE IN NEW    INCORPORATED UNDER THE LAWS OF    SEE REVERSE FOR CERTAIN
YORK, NEW YORK OR         THE STATE OF DELAWARE                DEFINITIONS
CHARLOTTE, NORTH
CAROLINA

        THIS IS TO CERTIFY that










        is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK WITH THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF
                                 CARSON, INC.
transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate duly endorsed or assigned.
  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

                                 CARSON, INC.
                                   CORPORATE
                                     SEAL
/s/                                  1995           /s/
                                   DELAWARE
    SECRETARY                         *             CHAIRMAN AND CHIEF EXECUTIVE
                                                    OFFICER


COUNTERSIGNED AND REGISTERED:
  FIRST UNION NATIONAL BANK OF NORTH CAROLINA
        (CHARLOTTE, N.C.)
                                TRANSFER AGENT
                                 AND REGISTRAR

By                        AUTHORIZED SIGNATURE




                          AMERICAN BANK NOTE COMPANY



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                                 CARSON, INC.
  The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by a the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ......................Custodian.........................
                           (Cust)                          (Minor)
                                under Uniform Gifts to Minors
                                Act..........................................
                                                  (State)
Additional abbreviations may also be used though not in the above list.


For value received,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   INDENTIFYING NUMBER OF ASSIGNEE
[                                     ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________





                                        ---------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.



                                         ---------------------------------------
               SIGNATURES(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                         ASSOCIATIONS AND CREDIT UNIONS WITH
                                         MEMBERSHIP IN AN APPROVED SIGNATURE
                                         GUARANTEE MEDALLION PROGRAM), PURSUANT
                                         TO S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.